UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

For background respecting the events described below, reference is made to the Risk, Related Party and Litigation disclosures in: (i) SGRP's Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 31, 2021 (the "10-K"), and as amended by SGRP's First Amendment to the Annual Report on Form 10K/A as filed with the SEC on April 29, 2021 (the "2020 10-K Amendment", and as so amended, the "2020 Annual Report"); (ii) SGRP's First Amendment to SPAR Group Inc.'s Definitive Proxy Statement on Schedule 14A as filed with the SEC on July 20, 2021 (as amended, the "2021 Proxy Statement"); and (iii) SGRP's Quarterly Reports on Form 10-Q as filed with the SEC (the "2021 10Q Reports").

Item 1.01.          Entry into a Material Definitive Agreement.

Change of Control, Voting and Restricted Stock Agreement

Effective January 28, 2022, the Corporation entered into the Change of Control, Voting and Restricted Stock Agreement ("CIC Agreement"), by and among the Corporation, Robert G. Brown, an individual (“Mr. Brown”), William H. Bartels, an individual (“Mr. Bartels”), SPAR Administrative Services, Inc., a Nevada corporation (“SAS”), and SPAR Business Services, Inc., a Nevada corporation (“SBS”), and collectively with Mr. Brown, Mr. Bartels and SAS, the (“Majority Stockholders”) (the “Agreement”). Mr. Brown is the Chairman of the Board of Directors of the Corporation (the “Board”) and a director, and Mr. Bartels is a director.

The Board, management and the Majority Stockholders believe that entering into the CIC Agreement and abiding by the terms and conditions of the CIC Agreement are, and will continue to be, in the best interests of the Corporation and all of its stockholders, including by, specifically, but not exclusively:

(i)	to achieve resolution of current and potential future actions, claims and demands between the Majority Stockholders and the Company;

(ii)	to establish a newly independent Board that will provide for continued independent governance and oversight of the Corporation; and

(iii)	to enable the Corporation’s management to focus on the Company’s growth, opportunities, financial performance and driving stockholder value.

The material terms and conditions of the CIC Agreement include the following:

(i)	the CIC Agreement establishes and confirms the beneficial ownership of each of Mr. Brown and Mr. Bartels;

(ii)	the CIC Agreement restricts the Majority Stockholders and their affiliates from undertaking any of the Covered Matters (as defined below) during the term of the CIC Agreement;

(iii)	the Majority Stockholders and the Corporation mutually released each other and affiliates of all claims, including related potential and future claims;

(iv)
during the term of the CIC Agreement, the Majority Stockholders have the right to nominate for election three (3) directors if the Board has seven (7) directors, which number shall be adjusted if there are less than seven (7) directors on the Board;

(v)
the Corporation issued to the Majority Stockholders 2,000,000 restricted shares of the Preferred Stock (as defined below) which are convertible into SGRP Shares subject to the conversion ratio as set forth in the CIC Agreement (as further discussed below in Item 5.03), which vest over time, assuming the Majority Stockholders' ongoing compliance with the terms and conditions of the CIC Agreement and which Preferred Shares may only be transferred to affiliates and certain related parties of the Majority Stockholders if those affiliates and certain related parties execute a joinder to the CIC Agreement;

(vi)
the Corporation made a $250,000 cash payment to Mr. Brown and agreed to reimburse up to $35,000 of the legal expenses of the Majority Stockholders that were incurred after January 1, 2021 in connection with the negotiation and execution of the CIC Agreement; and

(vii)
the Corporation assumed financial responsibility for, and will pay directly to Affinity Insurance Company, Ltd., the approximately $440,880 and interest of $32,898 plus all additional interest accrued to settle SAS obligations and the related claim for the 2014-2015 plan year.

During the term of the CIC Agreement, no Majority Stockholder or any of their respective affiliates or other related parties shall have any rights or powers to vote any SGRP Shares, or to give consents with respect to, grant proxies or take corporate action with regard to any shares of SGRP Shares, directly or indirectly, alone or in conjunction with other stockholders of the Corporation, to effectuate any of the following actions, unless any of the matters are the subject of a vote at a meeting of the Corporation’s stockholders called by the Board (the “Covered Matters”):

(i)	act or attempt to act by written consent action;

(ii)	submit or attempt to submit any stockholder proposals in advance of any annual or special stockholders meeting of the Corporation;

(iii)	call or attempt to call any special meetings of the Corporation’s stockholders;

(iv)	continue or commence or attempt to continue or commence any legal claims against the Company;

(v)	change or attempt to change the size of the Board;

(vi)	appoint or remove or attempt to appoint or remove any director or officer of the Corporation, except as expressly permitted in the CIC Agreement;

(vii)	amend or attempt to amend the Corporation’s Certificate of Incorporation or Amended and Restated By-laws; and

(viii)	enter or attempt to enter into any agreement, arrangement or understanding (written or otherwise) with any other Person in an effort to take any action in furtherance of the foregoing.

The foregoing description is only a summary of the CIC Agreement and is qualified in its entirety by reference to a copy of the CIC Agreement, which is attached to this Current Report on Form 8-K (this "Current Report") as Exhibit 10.1 and incorporated by reference herein.

James R. Brown, Sr. Advisor Agreement

On January 25, 2022, the Corporation entered into a consulting agreement with Mr. James R. Brown, Sr., effective January 26, 2022, following his retirement as a director of the Corporation (see Item 5.02 below), pursuant to which Mr. Brown will serve as a Board advisor to the Corporation from time to time for a term of one (1) year (the “Brown Advisor Agreement”). As compensation for his services, Mr. Brown is entitled to receive compensation at a rate of $55,000 for the term of the Brown Advisor Agreement. Payments will be made in equal quarterly installments and will be pro-rated for partial quarters.

The foregoing is a summary description of certain terms of the Brown Advisor Agreement and is qualified in its entirety by reference to the Brown Advisor Agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated by reference.

Panagiotis Lazaretos Consulting Agreement

On January 27, 2022, the Corporation entered into a consulting agreement with Thenablers, Ltd. effective February 1, 2022 (the “Lazaretos Consulting Agreement”). Thenablers, Ltd. is wholly owned by Mr. Panagiotis Lazaretos, a director of the Corporation. Following Mr. Lazaretos’s retirement as a director (see Item 5.02 below), Mr. Lazaretos agreed to provide consulting services to the Corporation regarding global sales and new markets’ expansion. The Lazaretos Consulting Agreement cannot be terminated by the consent of either party for the first twelve (12) months, and automatically expires on January 31, 2024. As compensation for its services, Thenablers, Ltd. is entitled to receive: (i) base compensation at a rate of $10,000 per month for the term of the Consulting Agreement; (ii) incentive based compensation as calculated in Exhibit A of the Lazaretos Consulting Agreement; and (iii) the outstanding options granted to Mr. Panagiotis ("Panos") N. Lazaretos on February 4, 2021 will continue to be outstanding and vest according to their terms under the agreement.

The foregoing is a summary description of certain terms of the Lazaretos Consulting Agreement and is qualified in its entirety by reference to the Lazaretos Consulting Agreement, a copy of which is filed as Exhibit 10.3 to this report and incorporated by reference.

Item 3.02.          Unregistered Sales of Equity Securities.

On January 25, 2022, in anticipation of entry into the CIC Agreement, the Corporation filed a Certificate of Elimination for its “Certificate of Designation of Series “A” Preferred Stock of SPAR Group, Inc.” (the “Certificate of Elimination”). Pursuant to the Certificate of Elimination, the Series A Preferred Stock was cancelled and withdrawn. As a result, all 3,000,000 shares of the previously authorized Series A Preferred Stock were returned to the Corporation’s authorized “blank check” preferred stock. There were no shares of Series A Preferred Stock outstanding at the time of the cancellation.

A copy of the Certificate of Elimination is attached to this Current Report as Exhibit 3.1, and is hereby incorporated herein by reference.

Subsequent to filing the Certificate of Elimination, on January 25, 2022, pursuant to the CIC Agreement, the Corporation filed a “Certificate of Designation of Series “B” Preferred Stock of SPAR Group, Inc.” (the “Preferred Designation”) with the Secretary of State of Delaware, which designation had been approved by the Board on January 25, 2022. The Preferred Designation created a series of 2,000,000 shares of Preferred Stock designated as “Series B Preferred Stock” with a par value of $.01 per share (the “Preferred Stock”). The Preferred Shares do not carry any voting or dividend rights and are convertible into the Common Stock on a 1 for 1.5 basis.

A copy of the Preferred Designation is attached to this Current Report as Exhibit 3.2, and is hereby incorporated herein by reference.

Item 5.01.          Changes in Control of Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 5.01.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, the Board received written notices that James R. Brown, Sr. and Panagiotis Lazaretos intend to retire from all positions held with the Company. Prior to their retirements, each served as a director of the Company.

Both Mr. Brown’s and Mr. Lazaretos’s retirements were not as a result of any disagreement between themselves and the Company, its management, the Board or any committee of the Board, as to any matter relating to the Company's operations, policies, or practices. Mr. Brown’s and Mr. Lazaretos’ retirement has been accepted by the Company. Management is appreciative of their service on the Board.

Mr. Brown and Mr. Lazaretos will continue to serve as a consultants to the Company as described in Item 1.01 above.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided both Mr. Brown and Mr. Lazaretos a copy of the disclosures that it is making in response to this Item 5.02 and will provide Mr. Brown and Mr. Lazaretos the opportunity to furnish the Company, as promptly as possible, a letter addressed to the Company stating whether Mr. Brown and Mr. Lazaretos agree with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which he does not agree.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2022, the Board adopted and approved amendments to our existing Amended and Restated By-laws of the Corporation in connection with the entry into the CIC Agreement (the “Amendments”). The Amendments include the following:

(i)
the size of the Board is set at seven (7) directors, which shall include at least three (3) “Super Independent Directors”, as defined in the By-laws. The Amendments remove the authority for the stockholders of the Corporation to change the size of the Board;

(ii)
the By-laws now require 70% (or five (5) of seven (7)) of the directors, including a majority of Super Independent Directors to establish quorum, set the annual meeting agenda, issue or sell securities, declare dividends, amend any committee charter or amend the By-laws;

(iii)	the threshold for the stockholders to amend the By-laws is increased from a majority to 75% of the outstanding stock of the Corporation;

(iv)	officers are allowed to adjourn shareholder meetings at their discretion;

(v)	the By-laws establish voting rules to maintain "super" independence if there are less than three (3) Super Independent Directors;

(vi)	the By-laws establish that only Super Independent Directors can be Chairman, Vice Chairman or Chairman of a committee;

(vii)	the Chairman no longer automatically holds the position of Chief Executive Officer upon a vacancy;

(viii)
on or before December 31, 2026, the threshold to call a special meeting of the Corporation is increased from 20% to 75% of the outstanding stock of the Corporation entitled to vote. On or after January 1, 2027, the threshold to call a special meeting of the Corporation is decreased from 75% to 25% of the outstanding stock of the Corporation; and

(ix)	the By-laws allows officers to adjourn meetings to protect the Corporation from breaching the CIC Agreement.

The foregoing description is only a summary of the Amendments and is qualified in its entirety by reference to a copy of the Amended and Restated By-laws of the Corporation, As Adopted, Restated, Effective And Dated As Of January 18, 2019, And As Further Amended Through January 25, 2022, as attached to this Current Report as Exhibit 3.3, and is hereby incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of adding new directors to the Board, the potential negative effects of any stock issuance and/or payment resulting from such resolution negotiations, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, " Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.                  Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Certificate of Elimination of the Certificate of Designation of Series “A” Preferred Stock of SPAR Group, Inc., dated as of January 25, 2022.

3.2	Certificate of Designation of Series “B” Preferred Stock of SPAR Group, Inc., dated as of January 25, 2022.

3.3	Amended and Restated By-laws of the Corporation, As Adopted, Restated, Effective And Dated As Of January 18, 2019, And As Further Amended Through January 25, 2022, as filed herewith.

10.1
Change of Control, Voting and Restricted Stock Agreement, by and among SPAR Group, Inc., Robert G. Brown, William H. Bartels, SPAR Administrative Services, Inc., and SPAR Business Services, Inc., dated as of January 28, 2022, as filed herewith.

10.2	Advisor Agreement, by and among SPAR Group, Inc. and James R. Brown, Sr., dated as of January 25, 2022, as filed herewith.

10.3	Services Contract, by and among SPAR Group, Inc. and Thenablers, Ltd., dated as of January 27, 2022, as filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	January 28, 2022

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
Treasurer and Secretary